                            HARVEY ELECTRONICS, INC.


                                       AND


                          THE THORNWATER COMPANY, L.P.


                                REPRESENTATIVE'S


                                WARRANT AGREEMENT

                   REPRESENTATIVE'S WARRANT AGREEMENT dated as of ________ __, 1998 by and between HARVEY ELECTRONICS, INC., (the "Company") and THE THORNWATER COMPANY, L.P. ("Representative" or "Thornwater") individually
("Representative").



                              W I T N E S S E T H:



         WHEREAS, the Company proposes to issue to the Representative 95,000 warrants (each a "Representative's Stock Warrant") each to purchase a share of the Company's common stock, par value $.01 per share (the "Common Stock") and/or 145,000 warrants (each a "Representative's Underlying Warrant") each to purchase a redeemable Common Stock purchase warrant (the "Redeemable Warrant") each Redeemable Warrant exercisable to purchase one share of Common Stock.


         WHEREAS, the Representative has agreed, pursuant to the underwriting agreement (the "Underwriting Agreement") dated ________, 1998, by and between the Representative and the Company, to act as the Representative in connection with the Company's proposed initial public offering (the "Initial Public Offering") of 950,000 shares of Common Stock and 1,450,000 redeemable warrants (the "Offering Securities"); and


         WHEREAS, the Representative's Stock Warrants and Representative's Underlying Warrants to be issued pursuant to this Agreement (collectively, "Representative's Warrant") will be issued on Closing Date I (as such term is defined in the Underwriting Agreement) by the Company to the Representative in consideration for, and as part of, the Representatives' compensation in connection with the Representatives acting as the Representatives pursuant to the Underwriting Agreement;


         NOW, THEREFORE, in consideration of the premises, the payment by the Representative to the Company of Ten Dollars ($10.00), the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


         1. Grant. The Holder (as defined in Section 3 below) is hereby granted the right to purchase, at any time from ________, 1999 until 5:00 p.m., New York time, _________ 2004, an aggregate

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of up 95,000 shares of Common Stock and/or 145,000 Redeemable Warrant, at an
initial purchase price (subject to adjustment as provided in Section 8 hereof)

of $6.75 per share of Common Stock and $.135 per Redeemable Warrant, subject to the terms and conditions of this Agreement. The securities issuable upon exercise of the Representative's Warrant are sometimes referred to herein as the "Representative's Securities." The Representative's Warrant shall be identical to the redeemable warrants included in the Offering Securities, except the purchase price for one share of Common Stock upon exercise of the warrant provided in the Representative's Securities shall be $7.425.


         2. Warrant Certificates. The warrant certificate (the "Representative's Warrant Certificate") to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.


         3.       Exercise of Representative's Warrant.


         (a) The Representative's Warrant is exercisable during the term set forth in Section 1 hereof payable by certified or cashier's check or money order in lawful money of the United States. Upon surrender of an Representative's Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Purchase Price (as hereinafter defined) for the Representative's Securities (and such other amounts, if any, arising pursuant to Section 4 hereof) at the Company's principal office currently located at 205 Chubb Avenue, Lyndhurst, New Jersey 07071, the registered holder of an Representative's Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Representative's Securities so purchased. The purchase rights represented by each Representative's Warrant Certificate are exercisable at the option of the Holder or Holders thereof, in whole or in part as to Representative's Securities. The Representative's Warrant may be exercised to purchase all or any part of the Representative's Securities represented thereby. In the case of the purchase of less than all the Representative's Securities purchasable on the exercise of the Representative's Warrant represented by an Representative's Warrant Certificate, the Company shall cancel the Representative's Warrant Certificate represented thereby upon the surrender thereof and shall execute and deliver a new Representative's Warrant Certificate of like tenor for the balance of the Representative's Securities purchasable thereunder.

         (b) In lieu of the payment of cash upon exercise of the Representative's Warrant as provided in Section 3(a), the Holder may exercise the Representative's Warrant by surrendering the Warrant Certificate at the principal office of the Company, accompanied by a notice stating (i) the Holder's intent to effect such exercise by an exchange, (ii) whether Common Stock, Redeemable Warrants or a combination (stating the ratio of each) are to be issued upon the exchange, (iii) whether Representative's Stock Warrants,

Representative's Underlying Warrants or a combination (stating the ratio) are to be surrendered in connection with the exchange, and (iv) the date on which the Holder requests that such exchange is to occur. The Purchase Price for the Representative's Securities to be acquired in the exchange shall be paid by the surrender as indicated in the notice, of Representative's Stock Warrants or Representative's Underlying Warrants, or a combination, having a "Value", as defined below, equal to the Purchase Price. "Value" as to each Representative's Stock Warrant shall mean the difference between the "Market Price", as hereinafter defined, of a share of Common Stock and the then Purchase Price for a share of Common Stock hereunder and as to each Representative's Underlying Warrant shall mean the difference between the Market Price of the Redeemable Warrant and the then Purchase Price of a Redeemable Warrant hereunder.

         By way of example of the application of the formula, assume that the Market Price of the Common Stock is $8.00, the Purchase Price of the Representative's Stock Warrant is $6.00, the Market Price of a Redeemable Warrant is $2.24 and the Purchase Price of the Representative's Underlying Warrant is $.12. On such assumptions, the Value of a Representative's Stock Warrant is $2.00 ($8.00-$6.00) and therefore for each three Representative's Stock Warrant surrendered, the Holder could acquire one share of Common Stock in the exchange; and the Value of a Representative's Underlying Warrant is $2.12 and for each 57 Representative's Underlying Warrants surrendered, the Holder could acquire 1,000 Redeemable Warrants. Notwithstanding the example, the Holder shall not be limited to exchanging Representative's Stock Warrants for Common Stock or Representative's Underlying Warrants for Redeemable Warrants.

         The Warrant Exchange shall take place on the date specified in the notice or if the date the notice is received by the Company is later than the date specified in the notice, on the date the notice is received by the Company.

In the event the Redeemable Warrant as to which the Representative's Warrant may be exercised is not identical to the Redeemable Warrant sold in the Initial Public Offering, the Representative's Underlying Warrants shall not be able to be surrendered as provided herein, but the right to exchange shall be limited to the exchange of Representative's Stock Warrants for Common Stock or Redeemable Warrants.


         4. Issuance of Certificates. Upon the exercise of the Representative's Warrant and payment of the Purchase Price therefor, the issuance of certificates representing the Representative's Securities or other securities, properties or rights underlying such Representative's Warrant, shall be made forthwith (and in any event within five (5) business days thereafter) without further charge to the Holder thereof, and such certificates shall (subject to the provisions of Sections 5 and 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Representative's Warrant Certificates and the certificates representing the Representative's Securities or other securities, property or rights (if such property or rights are represented by certificates) shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary or Treasurer or Assistant Treasurer of the Company. The Representative's Warrant Certificates shall be dated the date of issuance thereof by the Company upon initial issuance, transfer or exchange.


         5. Restriction On Transfer of Representative's Warrant. The Holder of an Representative's Warrant Certificate (and its Permitted Transferee, as defined below), by its acceptance thereof, covenants and agrees that the Representative's Warrant may be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, until _______, 1999 (one year following the effective date of the Initial

Public Offering), only to officers and partners of the Representatives, or any Initial Public Offering selling group member and their respective officers and partners, ("Permitted Transferees"). Thereafter the Representative's Warrant may be transferred, assigned, hypothecated or otherwise disposed of in compliance with applicable law.

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         6.       Purchase Price.


                            (a) Initial and Adjusted Purchase Price. Except as
otherwise provided in Section 8 hereof, the initial purchase price of the Representative's Securities shall be $6.75 per share of Common Stock and $.135 per Redeemable Warrant. The adjusted purchase price shall be the price which shall result from time to time from any and all adjustments of the initial purchase price in accordance with the provisions of Section 8 hereof.


                            (b) Purchase Price. The term "Purchase Price" herein
shall mean the initial purchase price or the adjusted purchase price, depending upon the context.


         7.       Registration Rights.



                            (a) Registration Under the Securities Act of 1933 as
amended ("Act"). The Representative's Warrant may have not been registered under the Act. The Representative's Warrant Certificates may bear the following legend:


                  "The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"), and may not be offered for sale or sold except pursuant to (i) an effective registration statement under the Act, or (ii) an opinion of counsel, if such opinion and counsel shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under the Act is available".


                   (b) Demand Registration. (1) At any time commencing on the first anniversary of and expiring on the fifth anniversary of the effective date of the Company's Registration Statement relating to the Initial Public Offering (the "Effective Date"), the Holders of a Majority (as hereinafter defined) in interest of the Representative's Warrant, or the Majority in interest of the Representative's Securities (assuming the exercise of all of the Representative's Warrant) shall have the right, exercisable by written notice to the Company, to have the Company prepare and file with the U.S. Securities and Exchange Commission (the "Commission"), on one (1) occasion, a registration statement on Form SB-2, S-1 or other appropriate form, and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Holders, in order to comply with the provisions of the Act, so as to permit a public offering and sale, for a period of nine (9) months, of the Representative's Securities by such Holders and any other Holders of the Representative's Warrant and/or the Representative's Securities who notify the Company within fifteen
(15) business days after receipt of the notice described in Section 7(b)(2). The Holders of the Representative's Warrant may demand registration prior to exercising the Representative's Warrant, and may pay such exercise price from the proceeds of such public offering.


         (2) The Company covenants and agrees to give written notice of any registration request under this Section 7(b) by any Holders to all other registered Holders of the Representative's Warrant and the Representative's Securities within ten (10) calendar days from the date of the receipt of any such registration request.


         (3) For purposes of this Agreement, the term "Majority" in reference to the Holders of the Representative's Warrant or Representative's Securities, shall mean in excess of fifty percent (50%) of the then outstanding Representative's Warrant or Representative's Securities that (i) are not held by the Company, an affiliate, officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith, or (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Act.


                  (c) Piggyback Registration. (1) If, at any time within the period commencing on the first anniversary and expiring on the sixth anniversary of the Effective Date, the Company should file a registration statement with the Commission under the Act (other than in connection with a merger or other business combination transaction or pursuant to Form S-8), it will give written notice at least twenty (20) calendar days prior to the filing of each such registration statement to the Representative and to all other Holders of the Representative's Warrant and/or the Representative's Securities of its intention to do so. If an Representative or other Holders of the Representative's Warrant and/or the Representative's Securities notify the Company within fifteen (15) calendar days after receipt of any such notice of its or their desire to include any Representative's Securities in such proposed registration statement, the Company shall afford the Representative and such Holders of the Representative's Warrant and/or Representative's Securities the opportunity to have any such Representative's Securities registered under such registration statement. Notwithstanding the provisions of this Section 7(c)(1) and the provisions of
Section 7(d), the Company shall have the right at any time after it shall have given written notice pursuant to this Section 7(c)(1) (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.


                           (2) If the managing underwriter of an offering to
which the above piggyback rights apply, in good faith and for valid business reasons, objects to such rights, such objection shall preclude such inclusion.


                           (d) Covenants of the Company With Respect to
Registration. In connection with any registrations under Sections 7(b) and 7(c) hereof, the Company covenants and agrees as follows:


                               (1) The Company shall use its best efforts to
file a registration statement within thirty (30) calendar days of receipt of any demand therefor pursuant to Section 7(b); provided, however, that the Company shall not be required to produce audited or unaudited financial statements for any period prior to the date such financial statements are required to be filed in a report on Form 10-K or Form 10-Q, as the case may be. The Company shall use its best efforts to have any registration statement declared effective at the earliest possible time, and shall furnish each Holder desiring to sell Representative's Securities such number of prospectuses as shall reasonably be requested.



                               (2) The Company shall pay all costs (excluding
fees and expenses of Holders' counsel and any underwriting discounts or selling fees, expenses or commissions), fees and expenses in connection with any registration statement filed pursuant to Sections 7(b) and 7(c) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses.


                               (3) The Company will use its best efforts to
qualify or register the Representative's Securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holders, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.


                               (4) The Company shall indemnify the Holders of
the Representative's Securities to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement, but only to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the Representative contained in Section 8 of the Underwriting Agreement.


                               (5) The Holders of the Representative's
Securities to be sold pursuant to a registration statement, and their successors and assigns, shall indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions contained in Section 8 of the Underwriting Agreement pursuant to which the Representative has agreed to indemnify the Company.


                               (6) Nothing contained in this Agreement shall be
construed as requiring the Holders to exercise their Representative's Warrant prior to the initial filing of any registration statement or the effectiveness thereof, provided that such Holders have made arrangements reasonably satisfactory to the Company to pay the exercise price from the proceeds of such offering.


                               (7) The Company shall furnish to each
Representative for the offering, if any, such documents as such Representative may reasonably require.


                               (8) The Company shall as soon as practicable
after the effective date of the registration statement, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.


                               (9) The Company shall deliver promptly to each
Holder participating in the offering requesting the correspondence described below and any managing Representative copies of all correspondence between the Commission and the Company, its counsel or auditors with respect to the registration statement and permit each Holder and Representative to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request.


                               (10) The Company shall enter into an underwriting
agreement with the managing underwriter selected for such underwriting by Holders holding a Majority of the Representative's Securities requested to be included in such underwriting, provided, however that such managing underwriter shall be reasonably acceptable to the Company, except that in connection with an offering for which the Holders have piggyback rights, the Company shall have the sole right to select the managing underwriter or underwriters. Such underwriting agreement shall be satisfactory in form and substance to the Company, a Majority of such Holders (in respect of a registration under Section 7(b) only) and such managing underwriter, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Representative's Securities. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders and their intended methods of distribution.


                  8.       Adjustments to Purchase Price and Number of
                           Securities.


                           (a) Computation of Adjusted Purchase Price. Except as
hereinafter provided, in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock (other than the issuances referred to in Section 8(g) hereof), including shares held in the Company's treasury, for a consideration per share less than the "Market Price" (as defined in Section 8(a)(6) hereof) per share of Common Stock on the date immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon any such issuance or sale, the Purchase Price of the Common Stock shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) determined by dividing (1) the product of (a)

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the Purchase Price in effect immediately before such issuance or sale and (b)
the sum of (i) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, and (ii) the number of shares determined by dividing (A) the aggregate consideration, if any, received by the Company upon such sale or issuance, by (B) the Market Price, and by (2) the total number of shares of Common Stock outstanding immediately after such issuance or sale provided, however, that in no event shall the Purchase Price be adjusted pursuant to this computation to an amount in excess of the Purchase Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by Section 8(c) hereof.


                  For the purposes of this Section 8, the term "Purchase Price" shall mean the Purchase Price of the Common Stock forming a part of the Representative's Securities set forth in Section 6 hereof, as adjusted from time to time pursuant to the provisions of this Section 8.


                  For the purposes of any computation to be made in accordance with this Section 8(a), the following provisions shall be applicable:


         (1) In case of the issuance or sale of shares of Common Stock (or of other securities deemed hereunder to involve the issuance or sale of shares of Common Stock) for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if such securities shall be sold to Representatives or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by Representatives or dealers or others performing similar services, or any expenses incurred in connection therewith.


           (2) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company, and otherwise than on the exercise of options, rights or warrants or the conversion or exchange of convertible or exchangeable securities) of shares of Common Stock (or of other securities deemed hereunder to involve the issuance or sale of shares of Common Stock) for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

         (3) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.


         (4) The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in Section 8(a)(2).


           (5) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares of Common Stock issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights or warrants and upon the conversion or exchange of convertible or exchangeable securities.


           (6) As used herein in the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in the case no such reported sale takes place on such day, the average of the last reported sales prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average closing bid price as furnished by the NASD through the NASD Automated Quotation System ("NASDAQ") or similar organization if NASDAQ is no longer reporting such information, or if the Common Stock is not quoted on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to

it.


                           (b) Options, Rights, Warrant and Convertible and
Exchangeable Securities. Except in the case of the Company issuing rights to subscribe for shares of Common Stock distributed to all the stockholders of the Company and Holders of Representative's Warrant pursuant to Section 8(i) hereof, if the Company shall at any time after the date hereof issue options, rights or warrants to purchase shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock (other than the issuances referred to in Section 8(g) hereof), (i) for a consideration per share less than the Market Price (including the issuance thereof without consideration such as by way of dividend or other distribution), or (ii) without consideration, the Purchase Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section 8(a) hereof, provided that:


                               (1) The aggregate maximum number of shares of
Common Stock issuable or that may become issuable under such options, rights or warrants (assuming exercise in full even if not then currently exercisable or currently exercisable in full) shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of the Representative's Warrant), if any, received by the Company for such options, rights or warrants; provided, however, that upon the expiration or other termination of such options, rights or warrants, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this Section 8(b)(1) (and for the purposes of Section 8(a)(5) hereof) shall be reduced by such number of shares as to which options, warrants and/or rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding, and the Purchase Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of shares actually issued or issuable upon the exercise of those options, rights or warrants as to which the exercise rights shall not be expired or terminated unexercised.


                               (2) The aggregate maximum number of shares of
Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities (assuming conversion or exchange in full even if not then currently convertible or exchangeable in full) shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of the Representative's Warrant) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof; provided, however, that upon the expiration or other termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason or redemption or otherwise), the number of shares deemed to be issued and outstanding pursuant to this Section 8(b)(2) (and for the purpose of Section 8(a)(5) hereof) shall be reduced by such number of shares as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding and the Purchase Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of the shares actually issued or issuable upon the conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised.


                               (3) If any change shall occur in the price per
share provided for in any of the options, rights or warrants referred to in
Section 8(b)(1), or in the price per share at which the securities referred to in Section 8(b)(2) are convertible or exchangeable, and if a change in the Purchase Price has not occurred by reason of the event giving rise to the change in the price per share of such other options, rights, warrants, or convertible or exchangeable securities, such options, rights or warrants or conversion or exchange rights, as the case may be, to the extent not theretofore exercised, the shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.


                               (c) Subdivision and Combination. In case the
Company shall at any time issue any shares of Common Stock in connection with a stock dividend in shares of Common Stock or subdivide or combine the outstanding shares of Common Stock, the Purchase Price shall forthwith be proportionately decreased in the case of a stock dividend or a subdivision or increased in the case of combination.


                               (d) Adjustment in Number of Securities. Upon each
adjustment of the Purchase Price pursuant to the provisions of this Section 8, the number of Representative's Securities issuable upon the exercise of the Representative's Warrant shall be adjusted to the nearest whole share by multiplying a number equal to the Purchase Price in effect immediately prior to such adjustment by the number of Representative's Securities issuable upon exercise of the Representative's Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Purchase Price.


                               (e) Definition of Common Stock. For the purpose
of this Agreement, the term "Common Stock" shall mean the class of stock designated as Common Stock in the Certificate of Incorporation, of the Company as it may be amended as of the date hereof.


                               (f) Reclassification, Merger or Consolidation.
The Company will not merge, reorganize or take any other action which would terminate the Representative's Warrant without first making adequate provision for the Representative's Warrant. In case of any reclassification or change of the outstanding shares of Common Stock issuable upon exercise of the Warrants (other than a change in par value to no par value, or from nor par value to par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation or other entity of the property of the Company as an entirety or substantially as an entirety, the Holders of each Representative's Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Representative's Warrant) to purchase, upon exercise of such Representative's Warrant, the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holders were the owner of the shares of Common Stock underlying the Representative's Warrant immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Representative's Warrant and (y) the Purchase Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance, as if such Holders had exercised the Representative's Warrant. In the event of a consolidation, merger, sale or conveyance of property, the corporation formed by such consolidation or merger, or acquiring such property, shall execute and deliver to the Holders a supplemental Representative's warrant agreement to such effect. Such supplemental Representative's warrant agreement shall provide for adjustments which shall be identical to the adjustment provided for in this Section 8. The provisions of this Section 8(f) shall similarly apply to successive consolidations or mergers.



                               (g) No Adjustment of Purchase Price in Certain
Cases. No adjustment of the Purchase Price shall be made:


                               (1) Upon the issuance or sale of (i) the
Representative's Warrant or the securities underlying the Representative's Warrant, (ii) the securities sold pursuant to the Initial Public Offering, including the securities underlying the Redeemable Warrant sold as part of the Initial Public Offering (including those sold upon exercise of the Representative's over-allotment option), or (iii) the shares issuable pursuant to the options, warrants, rights, stock purchase agreements or convertible or exchangeable securities outstanding or in effect on the date hereof as described in the prospectus relating to the Initial Public Offering.


                               (2) If the amount of said adjustments shall
aggregate less than two ($.02) cents for one (1) share of Common Stock; provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall aggregate at least two ($.02) cents for one
(1) share of Common Stock. In addition, Registered Holders shall not be entitled to cash dividends paid by the Company prior to the exercise of any Warrant or Warrants held by them.


         9. Exchange and Replacement of Warrant Certificates. Each Representative's Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holders at the principal executive office of the Company, for a new Representative's Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Representative's Securities in such denominations as shall be designated by the Holders thereof at the time of such surrender.


           10. Loss, Theft etc. of Certificates Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Representative's Warrant

Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Representative's Warrant Certificates, if mutilated, the Company will make and deliver a new Representative's Warrant Certificate of like tenor, in lieu thereof.



           11. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock and/or Redeemable Warrant upon the exercise of the Representative's Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests; provided, however, that if a Holder exercises all Representative's Warrant held of record by such Holder the fractional interests shall be eliminated by rounding any fraction to the nearest whole number of shares of Common Stock or other securities, properties or rights. Notwithstanding the foregoing, in no event shall the Company be required to issue scrip, cash on fractional shares of Common Stock upon the exercise of an odd number of Redeemable Warrant, it being the understanding that Redeemable Warrant may only be exercised in pairs.


         12. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Representative's Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof and the exercise of the Redeemable Warrant. The Company covenants and agrees that, upon exercise of Representative's Warrant and payment of the Purchase Price therefor, all the shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Representative's Warrant shall be outstanding, the Company shall use its best efforts to cause the Common Stock to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock issued to the public in connection herewith may then be listed or quoted.


                  13. Notices to Representative's Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the

Representative's Warrant and their exercise, any of the following events shall occur:


                           (a) the Company shall take a record of the holders of
its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or


                           (b) the Company shall offer to all the holders of its

Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or


                           (c) a dissolution, liquidation or winding up of the
Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) calendar days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.


                  14. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or five days after being mailed by registered or certified mail, return receipt requested:


If to the registered Holders of the Representative's Warrant, to the address of such Holders as shown on the books of the Company; or


                           (b) If to the Company to 205 Chubb Avenue, Lyndhurst,
New Jersey 07071 or to such other address as the

Company may designate by notice to the Holders, with a courtesy copy to Paul Rubell, Esq., Ruskin, Moscow, Evans & Faltishek P.C. 170 Old Country Road, Mineola, New York


           15. Supplements and Amendments. The Company and the Representative may from time to time supplement or amend this Agreement without the approval of any Holders of Representative's Warrant Certificates (other than the Representative) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provision in regard to matters or questions arising hereunder which the Company and the Representative may deem necessary or desirable and which the Company and the Representative deem shall not adversely affect the interests of the Holders of Representative's Warrant Certificates.



           16. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Representative, the Holders and their respective successors and assigns hereunder.


           17. Termination. This Agreement shall terminate at the close of business on _________ 2004. Notwithstanding the foregoing, the indemnification provisions of Section 7 shall survive such termination until the close of business on the expiration of any applicable statue of limitations.


           18. Governing Law; Submission to Jurisdiction. This Agreement and each Representative's Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said state without giving effect to the rules of said state governing the conflicts of laws.


           19. Entire Agreement; Modification. This Agreement (including the Underwriting Agreement, to the extent portions thereof are referred to herein) contains the entire understanding between the parties hereto with respect to the subject matter hereof and thereof. This Agreement may not be modified or amended except by a writing duly signed by the Company and the Holders of a Majority in Interest of the Representative's Securities (for this purpose, treating all then outstanding Representative's Warrant as if they had been exercised).


           20. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

           21. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.


           22. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Representative and any other registered Holders of the Representative's Warrant Certificates or Representative's Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Representative and any other Holders of the Representative's Warrant Certificates or Representative's Securities.


           23. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.


           24. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company, the Representative and their respective successors and assigns and the Holders from time to time of the Representative's Warrant Certificates or any of them.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                  HARVEY ELECTRONICS, INC.





                                  By:______________________________


                                     Michael Recca, Chairman


                                  THE THORNWATER COMPANY, L.P., for
                                  itself and as Representative of the
                                  Several Underwriters listed on
                                  Schedule A





                                  By:_______________________________

                                     Name:  Frank Terzo
                                     Title: President

                                   Schedule A


                                       to


                       Representative's Warrant Agreement


                                     Between


                            Harvey Electronics, Inc.


                                       and


                          The Thornwater Company, L.P.



Representative


The Thornwater Company, L.P.

                            HARVEY ELECTRONICS, INC.


                               WARRANT CERTIFICATE


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND MAY NOT BE OFFERED FOR SALE OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR
(ii) AN OPINION OF COUNSEL, IF SUCH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.



THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.



                  EXERCISABLE COMMENCING _________ 1997 THROUGH


                   5:00 P.M., NEW YORK TIME ON _________ 2004



                                  Warrant covering 95,000 shares of Common
                                  Stock and/or 145,000 Redeemable Warrant


No. UW-1


                  This Warrant Certificate certifies that The Thornwater Company L.P. or registered assigns, is the registered holder of Warrant to purchase initially, at any time from _________ 1999, until 5:00 p.m., New York time on _________ 2004 (the "Expiration Date"), up to 95,000 shares of Common Stock, $.01 par value (the

"Common Stock") of Harvey Electronics, Inc. ("Company") and/or 145,000 Redeemable Common Stock Purchase Warrant ("Redeemable Warrant") exercisable to purchase one share of Common Stock at $_____ per share(the "Common Stock Warrant"), at a purchase price of $______ per shares of Common Stock and $______ per Redeemable Warrant (the "Purchase Price"), upon the surrender of this Warrant Certificate and payment of the applicable Purchase Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Representative's Warrant Agreement, dated as of _________ 1998, by and between the Company and The Thornwater Company, L.P. (the "Warrant Agreement"). Payment of the Purchase Price shall be made by certified or cashier's check or money order payable to the order of the Company.

                  No Warrant may be exercised after 5:00 p.m., New York time, on the Expiration Date, at which time all Warrant evidenced hereby, unless exercised prior thereto, shall thereafter be void.

                  The Warrant evidenced by this Warrant Certificate are part of a duly authorized issue of Warrant issued pursuant to the Warrant Agreement between the Company and the Representative, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrant.

                  The Warrant Agreement provides that upon the occurrence of certain events the Purchase Price and the type and/or number of the Company's securities issuable upon the exercise of this Warrant, may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Purchase Price and the number and/or type of securities issuable upon the exercise of the Warrant; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

                  Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrant shall be issued to the transferee(s) in exchange as provided herein, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

                  Upon the exercise of less than all of the Warrant evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrant.



                  The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                  All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.


                  IN WITNESS WHEREOF, the undersigned has executed this certificate this ____ day of _____________ , 1998.





                                        HARVEY ELECTRONICS, INC.





                               By:_____________________________

                                  Michael Recca,

                                    Chairman



ATTEST:



By:_________________________


   Name:   Joseph J. Calabrese


   Title:  Secretary

                               FORM OF ASSIGNMENT


             (To be executed by the registered holder if such holder


                  desires to transfer the Warrant Certificate.)


                  FOR VALUE RECEIVED___________________________


hereby sells, assigns and transfers unto _____________________



                  (Please print name and address of transferee)


this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________ Attorney, to transfer the within Warrant Certificate on the books of Harvey Electronics, Inc., with full power of substitution.


Dated:


                                     Signature_____________________



                                     (Signature must conform in all respects to
the name of holder as specified on the face of the Warrant Certificate.)



[Signature guarantee]                 ________________________________


                                      (Insert Social Security or Other


                                        Identifying Number of Holders)

                         FORM OF ELECTION TO PURCHASE


The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ______ shares of Common Stock and/or ______Redeemable Warrant and herewith tenders in payment for such securities a certified or cashier's check or money order payable to the order of Harvey Electronics, Inc. in the amount of $______, all in accordance with the terms hereof. The undersigned requests that certificates for such securities be registered in the name of ___________________________ whose address is _____________________ and that such certificates be delivered to
_____________________________________ whose address is
______________________________________________________________.



Dated:


                                  Signature_______________________



                                  (Signature must conform in all respects to
the name of holder as specified on the face of the Warrant Certificate.)




                                 (Insert Social Security or
Other

                                 Identifying Number of Holders)


[Signature guarantee]


                                       29